SUBSCRIPTION AGREEMENT

in connection with

COLOMBIA ENERGY RESOURCES, INC.

$500,000 Aggregate Principal Amount of 15% Secured Promissory

Notes Due January [__], 2014 and Warrants to Purchase

[39,912,981] Shares of Common Stock of the Issuer

January [__], 2013

INSTRUCTIONS TO SUBSCRIPTION AGREEMENT

NAME OF SUBSCRIBER:_________________________________________________________________________

SECURITIES OFFERED: A minimum of $200,000 and a maximum of $500,000 aggregate principal amount of 15% Secured Promissory Notes due January [__], 2013 (the “Notes”) of Colombia Energy Resources, Inc., a Delaware corporation (the “Issuer”), and warrants (the “Warrants”) to purchase up to [39,912,981] shares of common stock (the “Common Stock”) of the Issuer. For every $100,000 principal amount of Notes purchased, the Subscriber shall receive warrants to purchase [7,982,596.2] shares of Common Stock.

To:	Colombia Energy Resources, Inc.
One Embarcadero Center, Suite 500
San Francisco, CA 94111

IMPORTANT INSTRUCTIONS FOR COMPLETION:

1.	COMPLETE YOUR NAME ABOVE; and

2.	PROVIDE THE PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED AND ALL INFORMATION REQUESTED ON PAGES 9 AND 10, AND COMPLETE THE INVESTOR QUESTIONNAIRE ATTACHED AS ANNEX A; and

3.	SIGN THE AGREEMENT IN THE APPROPRIATE PLACE ON PAGE 10 AND ANNEX A IN THE APPROPRIATE PLACE ON PAGE 3 OF ANNEX A; and

4.	MAKE YOUR CHECK PAYABLE TO [COLOMBIA ENERGY RESOURCES, INC.] OR REQUEST WIRING INSTRUCTIONS PURSUANT TO SECTION 1.3 BELOW; and

5.	DELIVER THE ORIGINAL SUBSCRIPTION AGREEMENT WITH CHECK (IF WIRE INSTRUCTIONS ARE NOT REQUESTED) TO [COLOMBIA ENERGY RESOURCES, INC.] AT THE ADRESS SET FORTH ABOVE.

SUBSCRIPTION AGREEMENT

This Subscription Agreement (the “Agreement”) is executed by the undersigned (the “Subscriber”) in connection with the offering (the “Offering”) by Colombia Energy Resources, Inc., a Delaware corporation (the “Issuer”), of a minimum of $200,000 and a maximum of $500,000 aggregate principal amount of 15% Secured Promissory Notes due January [__], 2014 (the “Notes”) of the Issuer and warrants (the “Investor Warrants”) to purchase up to [39,912,981] shares of Common Stock, par value $.001 per share, of the Issuer (the “Shares”) (the Notes and the Investor Warrants are collectively referred to as the “Offered Securities”). For every $100,000 principal amount of Notes purchased, the Subscriber shall receive warrants to purchase [7,982,596.2] shares of Common Stock. The Notes shall be substantially in the form attached hereto as Exhibit A. The Investor Warrants shall be substantially in the form attached hereto as Exhibit B.

SECTION 1

1.1	Subscription. The Subscriber, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase the principal amount of Notes indicated on Page 7 hereof, on the terms and conditions described herein.

1.2	Purchase. The Subscriber understands and acknowledges that the purchase price to be remitted to the Issuer in exchange for the Offered Securities shall be equal to 95% of the principal amount of Notes purchased.

1.3	Payment for Purchase. PAYMENT FOR THE OFFERED SECURITIES SHALL BE BY WIRE TRANSFER OR CHECK PAYABLE TO: [COLOMBIA ENERGY RESOURCES, INC.] and delivered to the Issuer, together with an original executed copy of this Agreement. Wire transfer instructions are available upon request from [Dan Carlson].

SECTION 2

2.	Acceptance or Rejection.

(a)	The Subscriber understands and agrees that the Issuer reserves the right to reject this subscription for the Offered Securities in whole or in part in any order, if, in its reasonable judgment, it deems such action in the best interest of the Issuer, notwithstanding prior receipt by the Subscriber of notice of acceptance of the Subscriber’s subscription.

(b)	In the event of rejection of this subscription, or in the event the sale of the Offered Securities is not consummated by the Issuer for any reason (in which event this Agreement shall be deemed to be rejected), this Agreement and any other agreement entered into between the Subscriber and the Issuer relating to this subscription shall thereafter have no force or effect and the Issuer shall promptly return or cause to be returned to the Subscriber the purchase price remitted to the Issuer by the Subscriber in exchange for the Offered Securities.

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SECTION 3

3.	Subscriber Representations and Warranties. The Subscriber hereby acknowledges, represents and warrants to, and agrees with, the Issuer and its respective affiliates as follows:

(a)	The Subscriber is acquiring the Offered Securities for the Subscriber’s own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Offered Securities. Further, the Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Offered Securities.

(b)	The Subscriber acknowledges the Subscriber’s understanding that the offering and sale of the Offered Securities is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and the provisions of Regulation D promulgated thereunder (“Regulation D”). In furtherance thereof, the Subscriber represents and warrants to and agrees with the Issuer, and its respective affiliates as follows:

(i)	The Subscriber realizes that the basis for the Regulation D exemption may not be present, if, notwithstanding such representations, the Subscriber has in mind merely acquiring any of the Offered Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Subscriber does not have any such intentions;

(ii)	The Subscriber has the financial ability to bear the economic risk of the Subscriber’s investment, has adequate means for providing for the Subscriber’s current needs and personal contingencies and has no need for liquidity with respect to the Subscriber’s investment in the Issuer; and

(iii)	The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment. If other than an individual, the Subscriber also represents it has not been organized for the purpose of acquiring the Offered Securities.

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(d)	The Subscriber represents and warrants to the Issuer as follows:

(i)	If an individual, the Subscriber is 21 years of age or over; if a corporation, trust, limited liability company, partnership, unincorporated association or other entity, such Subscriber is authorized, empowered, and qualified to execute and deliver this Agreement and other transaction documents to which such Subscriber is a party and to purchase and hold the Offered Securities pursuant hereto; and

(ii)	The Subscriber has been given the opportunity for a reasonable time prior to the date hereof to ask questions of, and receive answers from, the Issuer or its representatives concerning the terms and conditions of the Offering, and other matters pertaining to this investment, and has been given the opportunity for a reasonable time prior to the date hereof to obtain such additional information in connection with the Issuer in order for the Subscriber to evaluate the merits and risks of purchase of the Offered Securities, to the extent the Issuer possesses such information or can acquire it without unreasonable effort or expense; and

(iii)	The Subscriber has determined that the Offered Securities are a suitable investment for the Subscriber and that at this time the Subscriber can bear a complete loss of the Subscriber’s investment; and

(iv)	The Subscriber realizes that it may not be able to resell readily any of the Offered Securities purchased hereunder because (A) there may only be a limited market, if any exists, for any of the Offered Securities and (B) none of the Offered Securities has been registered under the “blue sky” laws; and

(v)	The Subscriber understands that the Issuer has the absolute right to refuse to consent to the transfer or assignment of the Offered Securities if such transfer or assignment does not comply with applicable state and federal securities laws; and

(vi)	No representations or warranties have been made to the Subscriber by the Issuer, or any officer, employee, agent, affiliate or subsidiary of the Issuer, other than the representations of the Issuer in this Agreement; and

(vii)	Any information which the Subscriber has heretofore furnished to the Issuer with respect to the Subscriber’s financial position and business experience is correct and complete as of the date of this Agreement; and

(viii)	The foregoing representations, warranties and agreements shall survive the sale of the Securities and acceptance by the Issuer of the Subscriber’s subscription.

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(e)	Confidential Treatment.

(i)	The Subscriber acknowledges that it has and will receive Confidential Information (as defined below) of significant value to the Issuer in connection with the purchase and ownership of the Offered Securities. The Subscriber shall at all times keep documents or other materials containing Confidential Information in a secure place, shall not use the Confidential Information for any purpose other than the evaluation of its investment in the Issuer, except as otherwise agreed to in a writing signed by the Issuer and shall not disclose any of the Confidential Information in any manner whatsoever, in whole or in part, to any person for any reason or purpose whatsoever except (A) if such Subscriber is required by a court or regulatory authority of competent jurisdiction to so disclose after notice has been given to the Issuer and the Issuer has had an opportunity to oppose such disclosure or seek a protective order to the extent practicable and legally permitted, (B) to employees and representatives of such Subscriber, if any, who need to know such information in connection with such Subscriber's investment in the Issuer (“Necessary Agents”), provided that the Subscriber shall have informed each such Necessary Agent of the confidential nature of such information and obtained their agreement (the “Necessary Agent Confidentiality Agreement”) to hold all Confidential Information in strict confidence and not to use it for any purpose other than as permitted hereunder and shall ensure the performance by each Necessary Agent of such Necessary Agent Confidentiality Agreement.

(ii)	“Confidential Information” means any and all information provided to the Subscriber by or on behalf of the Issuer in connection with the purchase and ownership of the Offered Securities or otherwise, except for information that the Subscriber can establish (A) is generally known to the public other than as a result of the breach by the Subscriber or any Affiliate of the Subscriber of an obligation of confidentiality to the Issuer, (B) was known by the Subscriber (as evidenced by written records) prior to its receipt by the Subscriber from the Issuer or (C) was disclosed to the Subscriber by a third party under no obligation of confidence.

(f)          Anti-Terrorism and Money Laundering Activities. (The Subscriber acknowledges that the Company is required by Federal law to obtain, verify and record information that identifies each person or entity who subscribes to purchase the Offered Securities. The Subscriber acknowledges and agrees that he, she or it will furnish to the Company upon request a copy of the Subscriber’s identifying documents that will assist the Company to properly identify the Subscriber as required by Federal law. Such documents may include, without limitation, in the case of an individual, the Subscriber’s driver’s license, passport or other appropriate identifying documents or, in the case of a corporation, partnership or other entity, a copy of such entity’s organizational documents and evidence of the authority of the person executing this Agreement on behalf of such entity that such person has full authority to execute and deliver this Agreement on behalf of such entity and otherwise to act on behalf of such entity in connection with such entity’s subscription for the Offered Securities.

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SECTION 4

The Issuer, jointly and severally, represents and warrants to the Subscriber as follows:

4.1	Organization, Good Standing and Qualification. The Issuer is a corporation duly organized and validly existing under the laws of the State of Delaware and has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted. The Issuer is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Issuer and its subsidiaries taken as a whole. To its knowledge, the Issuer is not the subject of any pending or threatened investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, the Securities and Exchange Commission or the securities agency or commission of any state or local jurisdiction that has not been disclosed.

4.2	Authorization. All action on the part of the Issuer and its officers, directors and shareholders, as applicable, necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Issuer hereunder and the authorization, issuance (or reservation for issuance) and delivery of the Offered Securities being sold by it hereunder have been taken, and this Agreement constitutes a valid and legally binding obligation of each of the Issuer, enforceable in accordance with its terms.

4.3	Valid Issuance of Securities. The Offered Securities, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be validly issued, and, based in part upon the representations of the Subscriber in this Agreement, will be issued in compliance with all applicable U.S. federal and state securities laws.

4.4	Selling Efforts in Regard to this Transaction; No General Solicitation. The Offering is not part of a plan or scheme to evade the registration provisions of the Securities Act. Neither the Issuer, nor any person or entity acting on behalf of the Issuer, has offered or sold any of the securities to be issued pursuant to this Agreement by any form of general solicitation or general advertising. The Issuer has offered the securities for sale only to each Subscriber in this Offering and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

4.5	No Conflicts. The execution and delivery of this Agreement and the consummation of the issuance of the Offered Securities and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Issuer of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or bylaws of the Issuer, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Issuer is a party or by which it or any of its properties or assets are bound, or any existing applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over the Issuer or any of its properties or assets.

6

4.6	Compliance with Laws. As of the date hereof, the conduct of the business of the Issuer complies in all material respects with all statutes, laws, regulations, ordinances, rules, judgments, orders or decrees applicable to it. The Issuer has not received notice of any alleged violation of any statute, law, regulations, ordinance, rule, judgment, order or decree from any governmental authority. The Issuer shall comply with all applicable securities laws with respect to the sale of the Offered Securities.

4.7	Litigation. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Issuer, threatened, against or affecting the Issuer, or any of its properties, which could reasonably be expected to result in any material adverse change in the business, financial condition or results of operations of the Issuer, or which could reasonably be expected to materially and adversely affect the properties or assets of the Issuer.

SECTION 5

5.1	Indemnity. The Issuer agrees to indemnify and hold harmless the Subscriber, its officers and directors, employees and its affiliates and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Issuer to comply with any covenant or agreement made by the Issuer herein or in any other document furnished by the Issuer to any of the foregoing in connection with this transaction.

5.2	Registration Rights. The Issuer covenants and agrees that, in connection with the closing of the next offering by the Issuer of securities in which the Issuer receives gross proceeds of at least $6 million (a “Qualified Offering”), the Subscriber shall be granted, with respect to the Shares, registration rights under the Securities Act of 1933, as amended, on substantially the same terms as those granted to the purchasers of the Issuer’s securities in the Qualified Offering. In the event the Issuer grants any such registration rights to other persons or entities prior to the closing of a Qualified Offering, the Subscriber shall simultaneously be granted registration rights on substantially the same terms with respect to the Shares.

5.3	Modification. Neither this Agreement nor any provisions hereof shall be waived, amended, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, amendment, modification, discharge or termination is sought.

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5.4	Notices. Any notice, demand or other communication that any party hereto may be required, or may elect, to give to anyone interested hereunder shall be in writing and shall be deemed given when (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally, to the other party hereto at their address set forth in this Agreement or such other address as a party hereto may request by notifying the other party hereto.

5.5	Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

5.6	Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

5.7	Entire Agreement. The Exhibits attached hereto are hereby incorporated herein by reference. This Agreement together with the Annex and Exhibits contains the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein.

5.8	Assignability. This Agreement is not transferable or assignable by the Subscriber except as may be provided herein.

5.9	Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

5.10	Amendments. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Issuer and by the Subscribers holding more than fifty percent (50%) of the aggregate principal amount of the outstanding Notes as of the date of such amendment or waiver.

5.11	Neutral Gender. The use in this Agreement of words in the male, female or neutral gender is for convenience only and shall not affect or control any provisions of this Agreement.

5.12	Captions. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

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A.	SUBSCRIPTION:

Principal Amounts of Notes = $___________.

B.	MANNER IN WHICH TITLE IS TO BE HELD (Please check One):

1.	☐	Individual	7.	☐	Trust/Estate/Pension or
					Profit Sharing Plan, and
					Date Opened: _________________

2.	☐	Joint Tenants with Rights	8.	☐	As a Custodian for ___________________
		of Survivorship
					UGMA ____________ (State)

3.	☐	Community Property

4.	☐	Tenants in Common	9.	☐	Married with Separate Property

5.	☐	Corporation/Partnership	10.	☐	Keogh

6.	☐	IRA	11.	☐	Tenants by the Entirety

12.	Other

C.	ACCREDITED INVESTOR REPRESENTATION:

Subscriber must complete and sign the Accredited Investor Questionnaire attached as Annex A to this Agreement.

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D.	TITLE:

PLEASE GIVE THE EXACT AND COMPLETE NAME IN WHICH TITLE TO THE SECURITIES ARE TO BE
HELD: _______________________________________________________________________________________________

IN WITNESS WHEREOF, the Subscriber has executed this Agreement on the _______ day of _________, 2010.

Signature:	Signature:
Name:	Name:
Title (if applicable)

Street Address:

City:	State:	Zip:
Telephone: (_______)
Email Address:
Social Securities or Federal Tax ID No.:

***DO NOT WRITE BELOW DOTTED LINE***

ACCEPTED ON BEHALF OF THE ISSUER:

COLOMBIA ENERGY RESOURCES, INC.

By:		Principal Amount of Notes:	$_______________________
	Name: Edward Mooney	No. of Investor Warrants:
Title: Chief Executive Officer

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ANNEX A

ACCREDITED INVESTOR QUESTIONNAIRE

A	APPLICABLE TO INDIVIDUALS ONLY. Please answer the following questions concerning your financial condition as an “accredited investor” (within the meaning of Rule 501 of Regulation D). If the Investor is more than one individual, each individual must initial an answer where the question indicates a “yes” or “no” response, indicating to which individual it applies. The Investor must answer “yes” in response to question 1, 2 or 3 below to be considered an “accredited investor.” If the Investor is purchasing jointly with his or her spouse, one answer may be indicated for the couple as a whole:

1.	Does your net worth*, or joint net worth with your spouse, exceed $1,000,000?

Yes______	No______

2.	Did you have an individual income ** in excess of $200,000, or joint income together with your spouse in excess of $300,000, in each of the two most recent years (2008 and 2009) and do you reasonably expect to reach the same income level in the current year (2010)?

Yes______	No______

3.	Are you an executive officer or director of Colombia Energy Resources, Inc.?

Yes______	No______

*	For purposes hereof net worth shall be deemed to include ALL of your assets, liquid or illiquid, other than the value of your primary residence, MINUS any liabilities.

**	For purposes hereof the term “income” is not limited to “adjusted gross income” as that term is defined for federal income tax purposes, but rather includes certain items of income which are deducted in computing “adjusted gross income.” For investors who are salaried employees, the gross salary of such investor, minus any significant expenses personally incurred by such investor in connection with earning the salary, plus any income from any other source including unearned income, is a fair measure of “income” for purposes hereof. For investors who are self-employed, “income” is generally construed to mean total revenues received during the calendar year minus significant expenses incurred in connection with earning such revenues.

A-1

B.	APPLICABLE TO CORPORATIONS, PARTNERSHIPS AND OTHER ENTITIES ONLY:

The Investor is an accredited investor because the Investor falls within at least one of the following categories (Check all appropriate lines):

______	(i) a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

______	(ii) a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

______	(iii) an insurance company as defined in Section 2(13) of the Securities Act;

______	(iv) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) or a business development company as defined in Section 29(a)(48) of the Investment Company Act;

______	(v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

______	(vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, where such plan has total assets in excess of $5,000,000;

______	(vii) an employee benefit plan within the meaning of Title 1 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), where the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or an employee benefit plan that has total assets in excess of $5,000,000, or a self-directed plan the investment decisions of which are made solely by persons that are accredited investors;

______	(viii) a private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

______	(ix) an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

A-2

______	(x) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a “sophisticated” person, who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment;

______	(xi) an entity in which all of the equity investors are persons or entities described above (“accredited investors”). ALL EQUITY OWNERS MUST COMPLETE PART “A” ABOVE.

Subscriber(s):

Signature of Subscriber

Print Name of Subscriber

Signature of Co-Subscriber (if any)

Print Name of Co-Subscriber

A-3

EXHIBIT A

COLOMBIA ENERGY RESOURCES, INC.

15% SECURED PROMISSORY NOTE DUE JANUARY [__], 2014

No. _______

$__________	_________________, 2013

FOR VALUE RECEIVED, COLOMBIA ENERGY RESOURCES, INC., a Delaware corporation (herein called the “Company”), hereby promises to pay on January [__], 2014 to ___________________________, with an address at _________________________________ _____________________________________________________ (herein called the “Holder”), the principal sum of ______________________________________ Dollars ($________), together with interest upon the principal hereof at the rate of 15% per annum. Interest on this Note shall accrue on the outstanding principal amount on this Note from the date of issuance until the date of repayment of the principal and payment of accrued interest in full. Interest shall be calculated on the basis of a 365 day year and shall be payable in cash, common shares or a combination of cash and common shares, in the Company’s discretion, at maturity. Furthermore, upon the occurrence of an event of default (as described below), then to the extent permitted by law, the Company will pay interest in cash to the Holder, payable on demand, on the outstanding principal balance of this Note from the date of the event of default until such event of default is cured at the rate of the lesser of [20]% and the maximum applicable legal rate per annum. Payments hereunder shall be made at such place as the holder hereof shall designate to the undersigned, in writing, in lawful money of the United States of America. Any payment which becomes due on a Saturday, Sunday or legal holiday shall be payable on the next business day.

This Note shall, (i) upon declaration by the Holder or (ii) automatically upon acceleration pursuant to clause (c) below, become immediately due and payable upon the occurrence of any of the following specified events of default:

(a)            If the Company shall default in the due and punctual payment of the principal amount of this Note when and as the same shall become due and payable, whether at maturity or by acceleration; or

(b)           If the Company shall default in the due and punctual payment of interest on this Note when the same shall become due and payable; or

(c)           The Company shall fail to observe and perform any material term, condition or agreement in this Note, which term, condition or agreement is required on its part to be observed or performed, and such failure shall continue unremedied for a period of ten (10) days after written notice specifying such failure shall have been given to the Company by the Holder of this Note; or

Ex-A-1

(d)           If the Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking of possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall take any corporate action to authorize any of the foregoing; or an involuntary case or other proceeding shall be commenced against the Company seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed or unstayed for a period of 60 consecutive days.

(e)           Any material representation or warranty made by the Company herein or in the Subscription Agreement shall prove to have been false or incorrect or breached in a material respect on the date as of which made and the Holder delivers written notice to the Company of the occurrence thereof; or

(f)            The Company shall (i) default in any payment of any amount or amounts of principal of or interest on any indebtedness, the aggregate principal amount of which indebtedness is in excess of $50,000 or (ii) default in the observance or performance of any other agreement or condition relating to any indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders or beneficiary or beneficiaries of such indebtedness to cause with the giving of notice if required, such indebtedness to become due prior to its stated maturity.

Declaration of this Note being immediately due and payable by the Holder may only be made by written notice to the Company declaring the unpaid balance of the principal amount of this Note and accrued interest thereon to be due. Such declaration shall be deemed given upon the occurrence of any event specified in clause (d) above. In the event of a default, all costs of collection, including reasonable attorneys’ fees, shall be paid by the Company.

With the consent of the Holder, this Note may be prepaid by the Company in whole or in part at any time or from time to time without penalty or premium, together, in each case, with interest accrued on such principal amount to the date of such prepayment. Without the consent of, but upon at least 30 days prior written notice to, the Holder, the outstanding principal amount of this Note may be prepaid by the Company in whole or in part at any time or from time to time, together, in each case, with interest accrued on such principal amount to the date of such prepayment.

Ex-A-2

The obligations of the Company and the Holder set forth herein shall be binding upon the successors and assigns of each such party, whether or not such successors or assigns are permitted by the terms hereof.

The obligations of the Company under this Note are secured by, and the Holder of this Note is entitled to the benefits of, the (i) the Pledge and Collateral Agency Agreement, dated January 18, 2013, among the Company, Colombia CFP LLC (“CPF”) and the Law Office of Ronald N. Vance & Associates, P.C., as collateral agent (“Collateral Agent”), (ii) the Deed of Pledge, dated January 18, 2013, among the Company, CPF, Energia Andina Santander Resources Cooperatieve U.A. and Collateral Agent, (iii) the Pledge Agreement relating to the Mining Titles, dated January 18, 2013, between Colombia Clean Power S.A.S. (“CCP”) and the Collateral Agent, (iv) the Pledge Agreement Over the Assets of Colombia Clean Power S.A.S., dated January 18, 2013, between CCP and the Collateral Agent and (v) the Mortgage Agreement, dated January 18, 2013, between CCP and the Collateral Agent, each as many be amended and supplemented from time to time.

The Holder shall receive a liquidation preference, as described below.

(a)           In the event of the liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, the Holder shall be entitled to receive, out of the assets of the Company available for distribution to its stockholders, before any payment shall be made or any assets distributed to the holders of the Common Stock or any other class or series of Preferred Stock, including the Series A Preferred Stock (“Preferred Stock”), an amount (the “Liquidation Preference Amount”) for everyone $1.00 in principal of Note equal to (i) $2.50 (subject to adjustment for stock splits, stock dividends, recapitalizations and the like) plus (ii) any accrued but unpaid dividends to which the holders of Notes are then entitled. The Company shall not issue any Preferred Stock, Common Stock or other class or series of securities ranking pari passu, as to rights on liquidation, dissolution or winding up, with the Notes. All payments for which this (a) provides shall be in cash, property (valued at its fair market value as determined by an independent appraiser reasonably acceptable to the holders of a majority of the Notes) or a combination thereof; provided, however, that no cash shall be paid to holders of Preferred Stock or Common Stock unless each Holder has been paid in cash the full Liquidation Preference Amount to which Holder is entitled as provided herein. After payment of the full Liquidation Preference Amount to which Holder is entitled, Holder will not be entitled to any further participation as such in any distribution of the assets of the Company.

(b)           A consolidation or merger of the Company with or into any other corporation or corporations, or a sale or other disposition of all or substantially all of the assets of the Company, or the effectuation by the Company of a transaction or series of related transactions in which, following such transaction(s), the holders of the outstanding voting power of the Company prior to the transaction cease to hold, directly or indirectly, a majority of the outstanding voting power of the surviving entity, shall be deemed to be a liquidation, dissolution, or winding up within the meaning of this “Liquidation Preference” section.

Ex-A-3

(c)           Written notice of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company within the meaning of this “Liquidation Preference” section, stating a payment date and the place where the distributable amounts shall be payable, shall be given by mail, postage prepaid, no less than forty-five (45) days prior to the payment date stated therein, or twenty (20) days prior to the stockholder meeting to approve the relevant transaction, whichever is earlier, to the Holder at its address as the same shall appear on the books of the Company.

(d)           On the effective date of any liquidation, dissolution or winding up within the meaning of this “Liquidation Preference” section, the Company shall pay cash and/or such other consideration to which the Holder is entitled hereunder.  Each Holder shall surrender this Note at the principal executive office of the Company, or shall notify the Company that the Note has been lost, stolen or destroyed and shall execute an affidavit or agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith (an “Affidavit of Loss”), whereupon the surrendered Note shall be cancelled and retired.

The Company for itself and its successors and assigns hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance or endorsement of this Note, and agrees that this Note shall be deemed to have been made under, and shall be interpreted and governed by reference to, the laws of the State of New York.

Except as expressly agreed in writing by the Holder, no extension of time for payment of this Note, or any installment hereof, and no alteration, amendment or waiver of any provision of this Note shall release, discharge, modify, change or affect the liability of the Company under this Note.

All of the covenants, stipulations, promises and agreements made by or contained in this Note on behalf of the undersigned shall bind its successors, whether so expressed or not.

No failure on the part of the Holder to exercise, and no delay in exercising, any right under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of such rights preclude any other or further exercise thereof or the exercise of any other right.

THE COMPANY ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS NOTE IS A PART IS A COMMERCIAL TRANSACTION, AND TO THE EXTENT ALLOWED BY APPLICABLE LAW, HEREBY WAIVES ITS RIGHT TO NOTICE AND HEARING WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE HOLDER OR ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO USE.

Ex-A-4

It is the intention of the Company and the Holder that all payments due hereunder will be treated for accounting and tax purposes as indebtedness of the Company to the Holder. Each of the Company and the Holder agrees to report such payments due hereunder for the purposes of all taxes in a manner consistent with such intended characterization.

If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions herein shall in no way be affected thereby.

This Note shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by its Chief Executive Officer or Chief Financial Officer as of the date hereinabove set forth.

COLOMBIA ENERGY RESOURCES, INC.

By:
Name:
Title:

Ex-A-5

EXHIBIT B

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR IN ACCORDANCE WITH AN EXEMPTION FROM REGISTRATION UNDER THAT ACT.

WARRANT TO PURCHASE

______ SHARES OF COMMON STOCK OF

COLOMBIA ENERGY RESOURCES, INC.

This certifies that ______________ or any party to whom this Warrant is assigned in accordance with its terms is entitled to subscribe for and purchase _____ shares of the Common Stock of Colombia Energy Resources, Inc., a Delaware corporation, on the terms and conditions of this Warrant.

1.           Definitions. As used in this Warrant, the term:

1.1           “Business Day” means any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated to be closed by law or by executive order.

1.2           “Common Stock” means the Common Stock, par value $.001 per share, of the Corporation.

1.3           “Corporation” means Colombia Energy Resources, Inc., a Delaware corporation, or its successor.

1.4           “Holder” means ______________ or any party to whom this Warrant is assigned in accordance with its terms.

1.5           “1933 Act” means the Securities Act of 1933, as amended.

1.6           “Warrant” means this Warrant and any warrants delivered in substitution or exchange for this Warrant in accordance with the provisions of this Warrant.

1.7 “Warrant Price” means $0.01 per share of Common Stock, as such amount may be adjusted pursuant to Section 4 hereof.

2.            Exercise of Warrant. (a) At any time, the Holder may exercise the purchase rights represented by this Warrant, in whole or in part, by surrendering this Warrant (with a duly executed subscription in the form attached) at the Corporation’s principal corporate office (located on the date hereof in San Francisco, California) and by paying the Corporation, by certified or cashier’s check, the aggregate Warrant Price for the shares of Common Stock being purchased.

Ex-B-1

(b)           This Warrant may also be exercised by the Holder through a cashless exercise, as described in this Section 2(b). This Warrant may be exercised, in whole or in part, by (i) the delivery to the Company of a duly executed exercise form specifying the number of shares of Common Stock issuable upon exercise of this Warrant to be applied to such exercise, and (ii) the surrender to a common carrier for overnight delivery to the Company, or as soon as practicable following the date the Holder delivers the exercise form to the Company, of this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction). The number of shares of Common Stock to be issued upon exercise of this Warrant pursuant to this Section 2 (b) shall be computed as of the date of delivery of this Warrant to the Company using the following formula:

X =	Y(A-B) A

where:

X =	the number of shares of Common Stock to be issued to the Holder under this Section 2(b);
Y =	the number of shares of Common Stock issuable upon exercise of this Warrant identified in the exercise form as being applied to the subject exercise;
A =	the Current Market Price on such date; and
B =	the Exercise Price on such date.

For purposes of this Section 2(b), the “Current Market Price” per share of Common Stock on any day shall mean: (i) if the principal trading market for such securities is a national or regional securities exchange, the closing price on such exchange on such day; or (ii) if (i) is not applicable, and if bid and ask prices for shares of Common Stock are reported in the over-the-counter market by NASDAQ (or, if not so reported, by the National Quotation Bureau), the average of the high bid and low ask prices so reported on such day. Notwithstanding the foregoing, if there is no reported closing price or bid and ask prices, as the case may be, for the day in question, then the Current Market Price shall be determined as of the latest date prior to such day for which such closing price or bid and ask prices, as the case may be, are available, unless such securities have not been traded on an exchange or in the over-the-counter market for 30 or more days immediately prior to the day in question, in which case the Current Market Price shall be determined mutually by the Board of Directors of the Company and the Holder or, failing such agreement, at the Company’s expense by an appraiser selected by the Board of Directors of the Company and reasonably acceptable to the Holder. Any determination of Current Market Price by an appraiser shall be based on a fair valuation of the Company as an entity without regard to any minority or illiquidity discounts.

2.1           Delivery of Certificates. Within five (5) days after each exercise of the purchase rights represented by this Warrant, the Corporation shall deliver a certificate for the shares of Common Stock so purchased to the Holder and, unless this Warrant has been fully exercised or expired, a new Warrant representing the balance of the shares of Common Stock subject to this Warrant.

Ex-B-2

2.2           Effect of Exercise. The person entitled to receive the shares of Common Stock issuable upon any exercise of the purchase rights represented by this Warrant shall be treated for all purposes as the holder of such shares of record as of the close of business on the date of exercise.

2.3           Issue Taxes. The Corporation shall pay all issue and other taxes that may be payable in respect of any issue or delivery to the Holder of shares of Common Stock upon exercise of this Warrant.

3.            Stock Fully Paid; Reservation of Shares. The Corporation covenants and agrees that all securities that it may issue upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges. The Corporation further covenants and agrees that, during the period within which the Holder may exercise the rights represented by this Warrant, the Corporation shall at all times have authorized and reserved for issuance enough shares of its Common Stock or other securities for the full exercise of the rights represented by this Warrant. The Corporation shall not, by an amendment to its Articles of Incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant.

4.           Adjustments. The Warrant Price and the number of shares of Common Stock that the Corporation must issue upon exercise of this Warrant shall be subject to adjustment in accordance with Sections 4.1 through 4.3.

4.1           Adjustment to Warrant Price for Combinations or Subdivisions of Common Stock. If the Corporation at any time or from time to time after the date hereof (1) declares or pays, without consideration, any dividend on the Common Stock payable in Common Stock; (2) creates any right to acquire Common Stock for no consideration; (3) subdivides the outstanding shares of Common Stock (by stock split, reclassification or otherwise); or (4) combines or consolidates the outstanding shares of Common Stock, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Corporation shall proportionately increase or decrease the Warrant Price, as appropriate.

4.2           Adjustments for Reclassification and Reorganization. If the Common Stock issuable upon exercise of this Warrant changes into shares of any other class or classes of security or into any other property for any reason other than a subdivision or combination of shares provided for in Section 4.1, including without limitation any reorganization, reclassification, merger or consolidation, the Corporation shall take all steps necessary to give the Holder the right, by exercising this Warrant, to purchase the kind and amount of securities or other property receivable upon any such change by the owner of the number of shares of Common Stock subject to this Warrant immediately before the change.

Ex-B-3

4.3           Spin Offs. If the Corporation spins off any subsidiary by distributing to the Corporation's shareholders as a dividend or otherwise any stock or other securities of the subsidiary, the Corporation shall reserve enough of such shares or other securities for delivery to the Holders upon any exercise of the rights represented by this Warrant to the same extent as if the Holders owned of record all Common Stock or other securities subject to this Warrant on the record date for the distribution of the subsidiary's shares or other securities.

4.4           Certificates as to Adjustments. Upon each adjustment or readjustment required by this Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with this Section, cause independent public accountants selected by the Corporation to verify such computation and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

5.           Fractional Shares. The Corporation shall not issue any fractional shares in connection with any exercise of this Warrant.

6.           Dissolution or Liquidation. If the Corporation dissolves, liquidates or winds up its business before the exercise of this Warrant, the Holder shall be entitled, upon exercising this Warrant, to receive in lieu of the shares of Common Stock or any other securities receivable upon such exercise, the same kind and amount of assets as would have been issued, distributed or paid to it upon any such dissolution, liquidation or winding up with respect to such shares of Common Stock or other securities, had the Holder been the holder of record on the record date for the determination of those entitled to receive any such liquidating distribution or, if no record is taken, upon the date of such liquidating distribution. If any such dissolution, liquidation or winding up results in a cash distribution or distribution of property which the Corporation's Board of Directors determines in good faith to have a cash value in excess of the Warrant Price provided by this Warrant, then the Holder may, at its option, exercise this Warrant without paying the aggregate Warrant Price and, in such case, the Corporation shall, in making settlement to Holder, deduct from the amount payable to Holder an amount equal to such aggregate Warrant Price.

7.           Transfer and Exchange.

7.1           Transfer. Subject to Section 7.3, the Holder may transfer all or part of this Warrant at any time on the books of the Corporation at its principal office upon surrender of this Warrant, properly endorsed. Upon such surrender, the Corporation shall issue and deliver to the transferee a new Warrant or Warrants representing the Warrants so transferred. Upon any partial transfer, the Corporation shall issue and deliver to the Holder a new Warrant or Warrants with respect to the Warrants not so transferred.

7.2           Exchange. The Holder may exchange this Warrant at any time at the principal office of the Corporation for Warrants in such denominations as the Holder may designate in writing. No such exchanges will increase the total number of shares of Common Stock or other securities that are subject to this Warrant.

Ex-B-4

7.3           Securities Act of 1933. By accepting this Warrant, the Holder agrees that this Warrant and the shares of the Common Stock issuable upon exercise of this Warrant may not be offered or sold except in compliance with the 1933 Act, and then only with the recipient's agreement to comply with this Section 7 with respect to any resale or other disposition of such securities. The Corporation may make a notation on its records in order to implement such restriction on transferability.

8.           Loss or Mutilation. Upon the Corporation's receipt of reasonably satisfactory evidence of the ownership and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) of a reasonably satisfactory indemnity or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Corporation shall execute and deliver a new Warrant to the Holder.

9.           Successors. All the covenants and provisions of this Warrant shall bind and inure to the benefit of the Holder and the Corporation and their respective successors and assigns.

10.         Notices. All notices and other communications given pursuant to this Warrant shall be in writing and shall be deemed to have been given when personally delivered or when mailed by prepaid registered, certified or express mail, return receipt requested. Notices should be addressed as follows:

(a)           If to Holder, then to:

[To Come]

(b)	If to the Corporation, then to:

Colombia Energy Resources, Inc.

One Embarcadero Center, Suite 500

San Francisco, CA 94111

Attention: Mr. Edward Mooney

    Chief Executive Officer

Such addresses for notices may be changed by any party by notice to the other party pursuant to this Section 10.

11.           Amendment. This Warrant may be amended only by an instrument in writing signed by the Corporation and the Holder.

12.           Construction of Warrant. This Warrant shall be construed as a whole and in accordance with its fair meaning. A reference in this Warrant to any section shall be deemed to include a reference to every section the number of which begins with the number of the section to which reference is made. This Warrant has been negotiated by both parties and its language shall not be construed for or against any party.

13.           Law Governing. This Warrant is executed, delivered and to be performed in the State of New York and shall be construed and enforced in accordance with and governed by the New York law without regard to any conflicts of law or choice of forum provisions.

Ex-B-5

Dated as of _______________, 2013

COLOMBIA ENERGY RESOURCES, INC.

By:
Edward Mooney
Chief Executive Officer

Ex-B-6

Colombia Energy Resources, Inc.

EXERCISE FORM

(To be completed and signed only upon exercise of the Warrants)

To:	Colombia Energy Resources, Inc.

One Embarcadero Center, Suite 500

San Francisco, CA 94111

Attention: Secretary

The undersigned hereby exercises his or its rights to purchase ___________ Warrant Shares covered by the within Warrant and tenders payment herewith in the amount of $_________ by [tendering cash or delivering a certified check or bank cashier’s check, payable to the order of the Company] [surrendering ______ shares of Common Stock received upon exercise of the attached Warrant, which shares have a Current Market Price equal to such payment] in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:

(Print Name, Address and Social Security
or Tax Identification Number)

and, if such number of shares of Common Stock issuable upon such exercise shall not be all the shares of Common Stock covered by the within Warrant, that a new Warrant for the balance of the shares of Common Stock covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated: ____________, ________	Name:
(Please Print)

Address:

(Signature)

(City) (State) (Zip)

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned registered Holder of this Warrant sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the Warrant, with respect to the number of shares of Common Stock set forth below (the “Transfer”):

Name of Assignee	Address	No. of Shares

The undersigned irrevocably constitutes and appoints as the undersigned’s attorney-in-fact, with full power of substitution, to make the transfer on the books of Colombia Energy Resources, Inc.

Dated:

(Signature)